SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 Crosspoint Parkway	Getzville	NY	14068
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging Growth Company

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 2, 2020, the Board of Directors (the “Board”) of Columbus McKinnon Corporation (the “Company”) appointed Ms. Jeanne Beliveau-Dunn to its Board.

Ms. Beliveau-Dunn, 60 years old, is the Chief Executive Officer and President of Claridad LLC, a digital and internet of things consulting company. Prior to her tenure at Claridad, Ms. Beliveau-Dunn worked for twenty-two years in a variety of management positions at Cisco Systems Inc., which included eleven years as Vice President and General Manager of Services. Prior to Cisco, Ms. Beliveau-Dunn ran business operations at Micronics Computers and the secure systems product lines for Wang Laboratories.

Ms. Beliveau-Dunn served as President of the Board of the IoT Talent Consortium, a membership-driven non-profit organization from 2016 through March 2018. She currently serves on the Boards of Directors of Xylem Inc. (NYSE: XYL), a leading global water technology company, and Edison International (NYSE: EIX) and its subsidiary Southern California Edison (SCE), one of the nation’s largest electric utilities.

Ms. Beliveau-Dunn will stand for election at the Company’s annual shareholder meeting on July 20, 2020. She will serve on the Compensation and Succession Committee, and the Corporate Governance and Nomination Committee. The Board has determined that Ms. Beliveau-Dunn satisfies the definition of “independent director”.

Ms. Beliveau-Dunn will participate in the Company’s standard outside director compensation program. Pursuant to this program, each member of the Board, who is not an employee of the Company, receives an annual retainer of $125,000, payable $65,000 in cash and the remainder in stock. In addition to the annual retainer, directors who are not employees of the Company receive 1,500 restricted stock units annually which vest over 3 years. The Chairman and Committee Chairs receive additional fees, which are not applicable to Ms. Beliveau-Dunn. Also, the directors receive reimbursement for the expenses they incur in attending all board and committee meetings.

On March 6, 2020, the Company issued a press release announcing the appointment of Ms. Beliveau-Dunn to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated March 6, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President Finance and Chief
Financial Officer (Principal Financial Officer)

Dated:  March 6, 2020